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Exhibit 10.37

AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED PUT OPTION AGREEMENT (MULTIMODAL)

        THIS AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED PUT OPTION AGREEMENT (this "Amendment") is made as of the 29th of December, 2003, between THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), and TMM Multimodal, S.A. de C.V. (the "Company").

        WHEREAS, the Company and the Trustee have heretofore entered into that certain Amended and Restated Put Option Agreement, dated as of October 25, 2002, by and between the Company and the Trustee as amended by Amendment Number One to Put Option Agreement, dated as of December 10, 2002, Amendment Number Two to the Amended and Restated Put Option Agreement, dated as of May 9, 2003 and Amendment Number Three to the Amended and Restated Put Option Agreement, dated as of August 19, 2003 (the "Put Option Agreement" and, together with this Amendment, the "Amended Put Option Agreement");

        WHEREAS, the Company and the Trustee have heretofore entered into that certain Amended and Restated Option Agreement, dated as of October 25, 2002, by and between the Company and the Trustee as amended by Amendment Number One to Option Agreement, dated as of December 10, 2002, Amendment Number Two to the Amended and Restated Option Agreement, dated as of May 9, 2003 and Amendment Number Three to the Amended and Restated Option Agreement, dated as of August 19, 2003 (the "Option Agreement" and, together with the Option Amendment (as defined below), the "Amended Option");

        WHEREAS, the Sellers and the Trustee have previously entered into that certain Third Amended and Restated Master Trust Agreement, dated as of August 19, 2003 (the "Master Trust Agreement" and, together with the Amendment to Master Trust Agreement (as defined below), the "Amended Master Trust Agreement");

        WHEREAS, the Sellers and the Trustee are entering into that certain Amendment Number One to the Third Amended and Restated Master Trust Agreement, dated as of December 23, 2003 (the "Amendment to Master Trust Agreement"); and

        WHEREAS, the Company and the Trustee are entering that certain Amendment Number Four to Amended and Restated Option Agreement, dated as of December 23, 2003 (the "Option Amendment");

        WHEREAS, the Sellers, Trustee, and the Series 2003-A Purchaser have previously entered into that certain Series 2003-A Supplement, dated as of August 19, 2003 (the "Series 2003-A Supplement" and, together with the Amendment to Series 2003-A Supplement (as defined below), the "Amended Series 2003-A Supplement"), pursuant to which the Trustee on behalf of the Trust issued that certain Series 2003-A Certificate No. 1 in exchange for U.S. $54,000,000 (which proceeds were distributed to the Sellers in accordance with their respective Seller Percentages), the terms of which are specified in the Series 2003-A Supplement;

        WHEREAS, the Sellers, the Trustee and the Series 2003-A Purchaser are entering into that certain Amendment Number One to Series 2003-A Supplement dated as of December 23, 2003 (the "Amendment to Series 2003-A Supplement").

        WHEREAS, concurrently with the execution of the Amendment to Master Trust Agreement and the Amendment to Series 2003-A Supplement, the Trustee, on behalf of the Trust, will issue the Series 2003-A Certificate No. 2 to the Purchaser pursuant to the Amended Series 2003-A Supplement in exchange for U.S. $25,000,000 (which proceeds will be distributed to the Sellers in accordance with their respective Seller Percentages).

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Trustee and the Company hereby agree as follows:

        Section 1.    Defined Terms.    Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Put Option Agreement, the Amended Option Agreement, the Amended Series 2003-A Supplement or the Amended Master Trust Agreement, as applicable.

        Section 2.    Amendments.

        (a)   Each reference in the Option Agreement to the "Master Trust Agreement" shall be deemed to refer to the Amended Master Trust Agreement.

        (b)   Each reference in the Option Agreement to the "Series 2003-A Supplement" shall be deemed to refer to the Amended Series 2003-A Supplement.

        (c)   Each reference in the Option Agreement to the "Series 2003-A Certificate" or "Series 2003-A Certificates" shall be deemed to mean the Series 2003-A Certificate No. 1 and the Series 2003-A Certificate No. 2, collectively.

        Section 3.    Issuance of Series 2003-A Certificate No. 2.    The Trustee and the Company hereby acknowledge that, concurrently with the execution of the Amendment to Master Trust Agreement and the Amendment to Series 2003-A Supplement, the Trustee, on behalf of the Trust, will issue the Series 2003-A Certificate No. 2 to the Series 2003-A Purchaser pursuant to the Amended Series 2003-A Supplement in exchange for U.S. $25,000,000 (the "Issuance").

        Section 4.    Reaffirmation of Put Option Agreement.    The Trustee and the Company agree that the Put Option Agreement remains in full force and effect and each of the parties hereto hereby reaffirms all of its respective obligations under the Put Option Agreement, and agrees and acknowledges that the Put Option Agreement shall remain in full force and effect after the Issuance.

        Section 5.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of Mexico. Each of the parties hereto (and its successors and assigns) (i) agree that any litigation based on, or arising out of, under or in connection with, this Amendment, any course of conduct, course of dealing, statements (whether verbal or written), any actions of the parties, or under or in connection with any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection with this Amendment or arising from any relationship existing in connection with this Amendment or any related transaction, may be brought in the competent courts of the Federal District of Mexico, and each of the parties hereby expressly and irrevocably submits, for itself and its property, to the jurisdiction of such courts for such purpose; and (ii) to the fullest extent permitted by law, (a) irrevocably waives any objection it may have at any time to the laying of venue of any litigation arising out of or relating to this Amendment brought in such courts, (b) irrevocably waives any claim that any such litigation brought in any of such courts has been brought in an inconvenient forum, and (c) irrevocably waives the right to object, with respect to such litigation brought in any of such courts, that such courts do not have jurisdiction over it. Each of the parties hereto hereby expressly and irrevocably waives all rights of jurisdiction in any such litigation, which it may now or hereafter be afforded by law, in any other forum. Each of the parties hereto further agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        Section 6.    Counterparts.    This Amendment may be executed in counterparts, which when taken together shall constitute one and the same instrument.

        Section 7.    Successors and Assigns.    This Amendment shall be binding upon each party hereto and its respective successors and assigns.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE BANK OF NEW YORK, not individually but solely as Trustee
By:	/s/ KARON F. GREENE
Name:	KARON F. GREENE
Title:	ASSISTANT TREASURER
TMM MULTIMODAL S.A. de C.V.
By:	/s/ JAVIER SEGOVIA SERRANO
Name:	Javier Segovia Serrano
Title:	Attorney-in-Fact
By:	/s/ JUAN FERNANDEZ GALEAZZI
Name:	Juan Fernandez Galeazzi
Title:	Attorney-in-Fact

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  Exhibit 10.37
AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED PUT OPTION AGREEMENT (MULTIMODAL)